Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com
PFSweb Reports Third Quarter 2010 Results
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Third Quarter Service Fee Revenue Increases 25% Year-over-year
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PLANO, Texas, November 15, 2010 — PFSweb, Inc. (Nasdaq: PFSW), an international business process outsourcing services provider of end-to-end web commerce solutions and an online discount retailer, today announced its financial results for the third quarter and nine months ended September 30, 2010.
Mark Layton, Chairman and Chief Executive Officer of PFSweb, stated, “We continue to be very encouraged by the exciting developments within our Service Fee business segment. Organic growth from our existing business to consumer clients, recent new client additions as well as a strong pipeline of potential new business opportunities are all key indicators of the momentum that our End2End eCommerce solution is building in the growing direct to consumer marketplace. This momentum resulted in a 25% increase in revenue and $1.1 million increase in Adjusted EBITDA for our Service Fee business segment during the third quarter, as compared to the prior year. This growth was offset by tempered results in our eCOST.com and Supplies Distributors segments. As discussed below, we have moved aggressively to address the eCOST.com business issue and continue to evaluate ways to improve this segment and reduce its negative impact on our overall business.”
Summary of consolidated results for the quarter ended September 30, 2010:
•	Total revenue decreased to $80.0 million for the third quarter of 2010 compared to $85.6 million for third quarter of 2009;

•	Total gross margin was 10.7% for the third quarter of 2010 compared to 11.2% for the same period last year;

•	Adjusted EBITDA (as defined) was $0.9 million versus $1.2 million for the third quarter of 2009;

•	Net loss was $1.9 million, or $0.16 per basic and diluted share, compared to net loss of $0.8 million or $0.09 per basic and diluted share, for the third quarter of 2009. Net loss for the third quarter of 2010 included a $0.6 million charge applicable to an executive’s disabilities benefits;

•	Non-GAAP net loss (as defined) was $1.0 million, or $0.08 per basic and diluted share, compared to non-GAAP net loss of $0.7 million or $0.07 per basic and diluted share, for the third quarter of 2009;

•	Total cash, cash equivalents and restricted cash was $20.4 million as of September 30, 2010 compared to $16.9 million as of December 31, 2009.
Summary of consolidated results for the nine months ended September 30, 2010:
•	Total reported revenue was $250.7 million compared to $256.9 million for the nine months ended September 30, 2009;

•	Total gross margin was 10.8% compared to 11.3% for the same period last year;

•	Adjusted EBITDA was $2.8 million compared to $3.1 million for the nine months ended September 30, 2009.

•	Net loss was $4.6 million, or $0.42 per basic and diluted share, compared to net loss of $3.6 million, or $0.36 per basic and diluted share, for the nine month period ended September 30, 2009;

•	Non-GAAP net loss was $3.0 million, or $0.27 per basic and diluted share, compared to non-GAAP net loss of $3.2 million, or $0.33 per basic and diluted share, for the same period last year.
Summary of results by business segment:
Service Fee Business:
For the third quarter of 2010, Service Fee revenue was $16.4 million, compared with $13.1 million for the same period in 2009. The Service Fee business reported Adjusted EBITDA of $0.3 million for the third quarter of 2010, compared to an Adjusted EBITDA loss of $0.8 million for the same period last year.
For the nine months ended September 30, 2010, Service Fee revenue was $48.9 million, compared with $42.6 million for the same period in 2009. Adjusted EBITDA for the Service Fee business was $1.0 million for the nine month period of 2010, compared to an Adjusted EBITDA loss of $0.5 million for the nine month period in 2009.
Mike Willoughby, President of PFSweb’s Services division, commented, “During the past three months, we launched a number of new client programs, including Volcom as well as our support of several eCommerce sites under our previously announced master agreement with a well-known fashion brands company geared mostly towards women and our previously announced relationship with a leading beauty and fragrance company. With our existing client base and potential new business pipeline, consisting primarily of major consumer brands, we believe we are well positioned to capture further growth in the rapidly expanding eCommerce industry, particularly in the fashion, apparel and accessories, beauty and fragrance and consumer packaged goods segments.”
Supplies Distributors Business:
For the third quarter of 2010, Supplies Distributors revenue was $39.1 million, compared to $45.1 million for the same period last year. Adjusted EBITDA was $1.0 million for the third quarter of 2010, compared to $2.2 million for the same period last year.
For the nine months ended September 30, 2010, Supplies Distributors revenue was $128.1 million, compared to $135.7 million for the same period last year. Adjusted EBITDA was $2.9 million for the nine month period in 2010, compared to $4.6 million for the nine month period in 2009.

“Our Supplies Distributors business experienced a reduction in business volume this past quarter partially due to temporary inventory supply shortages related to our largest supplier in this segment transitioning to a new ERP system. This migration is now generally completed and supply inflows have returned to more normalized levels, and, as such, we currently expect that overall business trends should improve during the December 2010 quarter,” Mr. Layton stated.
eCOST.com Business:
For the third quarter of 2010, eCOST.com revenue was $16.6 million, compared to $20.6 million for the same period in 2009. Adjusted EBITDA for eCOST.com was a loss of $0.5 million for the third quarter of 2010, compared to a loss of $0.2 million for the third quarter of 2009.
For the nine months ended September 30, 2010, eCOST.com revenue was $52.9 million, compared to $61.8 million for the same period in 2009. Adjusted EBITDA for eCOST.com in the nine month period ended September 30, 2010 was a loss of $1.1 million, as compared to a loss of $0.9 million for the same period last year.
“During the third quarter, we spent considerable time enhancing eCOST.com’s sales and marketing program to increase its effectiveness against the ever evolving email filtering algorithms being deployed by several internet/email service providers (ISP’s). While this issue negatively impacted our revenue during the quarter, I am pleased to say that by the end of the third quarter we were experiencing higher success rates when advertising to this portion of our customers than we had in the summer of 2010. We expect these efforts to be ongoing as the email filtering algorithms will continue to adjust,” stated Mr. Layton.
“This holiday season, eCOST.com will offer online shoppers the hottest computer and electronics deals in the industry through its patented Bargain Countdown showcase, including thousands of limited quantity, limited time offers. We expect HDTVs, netbooks, gaming products (like Kinect), HD cameras and camcorders to lead the way this holiday season in terms of the hot products that consumers are seeking. We are also excited about the exclusive free shipping offers in our weekly Secret Sale campaign and the very popular Make-an-Offer shopping format that has become a success over the past few months,” Layton concluded.
Conference Call Information
Management will host a conference call at 10:00 am Central Time (11:00 am Eastern Time) on Monday, November 15, 2010, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number (22026323) at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.
A digital replay of the conference call will be available through December 15, 2010 at (800) 642-1687, pin number (22026323). The replay also will be available at the Company’s website for a limited time.

Non-GAAP Financial Measures
This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA.
Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, amortization of identifiable intangible assets, the impairment of goodwill and identifiable intangible assets, if any, executive disability benefits and vendor settlement and other legal matter costs.
EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, impairment of goodwill and identifiable intangible assets, if any, executive disability benefits and vendor settlement and other legal matter costs.
Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, amortization of intangible assets, impairment of goodwill and intangible assets, if any, executive disability benefits and vendor settlement and other legal matter costs and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes, and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance.
PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.
About PFSweb, Inc.
PFSweb develops and deploys comprehensive end-to-end eCommerce solutions for Fortune 1000, Global 2000 and brand name companies, including interactive marketing services, global fulfillment and logistics and high-touch customer care. The company serves a multitude of industries and company types, including such clients as P&G, LEGO, Carter’s, AAFES, Riverbed, InfoPrint Solutions Company, Hawker Beechcraft Corp., Roots Canada Ltd. and Xerox.
Through its wholly owned eCOST.com subsidiary, PFSweb also serves as a leading multi-category online discount retailer of high-quality new, “close-out” and manufacturer recertified brand-name merchandise for consumers and small to medium size business buyers. The eCOST.com brand markets approximately 290,000 different products from leading manufacturers such as Sony, Hewlett-Packard, Denon, JVC, Canon, Nikon, Panasonic, Toshiba, Microsoft, Garmin, Braun, Sharp, Cuisinart, Bissell and Hoover primarily over the Internet and through direct marketing.
To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s websites at http://www.pfsweb.com and http://www.ecost.com.
The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the six months ended June 30, 2010 identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.
(Tables Follow)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations (A)
(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
REVENUES:
Product revenue, net	$55,724	$65,713	$181,082	$197,522
Service fee revenue	16,402	13,118	48,948	42,604
Pass-thru revenue	7,842	6,776	20,662	16,748

Total revenues	79,968	85,607	250,692	256,874

COSTS OF REVENUES:
Cost of product revenue	51,576	59,611	167,480	180,746
Cost of service fee revenue	11,981	9,674	35,422	30,406
Cost of pass-thru revenue	7,842	6,776	20,662	16,748

Total costs of revenues	71,399	76,061	223,564	227,900

Gross profit	8,569	9,546	27,128	28,974
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,159	9,998	30,719	31,362

Loss from operations	(1,590)	(452)	(3,591)	(2,388)
INTEREST EXPENSE, NET	254	288	753	967

Loss before income taxes	(1,844)	(740)	(4,344)	(3,355)
INCOME TAX EXPENSE (BENEFIT)	76	106	280	268

NET LOSS	$(1,920)	$(846)	$(4,624)	$(3,623)

NON-GAAP NET LOSS	$(974)	$(723)	$(2,967)	$(3,235)

NET LOSS PER SHARE:
Basic and Diluted	$(0.16)	$(0.09)	$(0.42)	$(0.36)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and Diluted	12,237	9,931	10,998	9,927

EBITDA	$(59)	$1,088	$1,235	$2,803

ADJUSTED EBITDA	$852	$1,185	$2,787	$3,112

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2009.

PFSweb, Inc. and Subsidiaries
Reconciliation of certain Non-GAAP Items to GAAP
(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
NET LOSS	$(1,920)	$(846)	$(4,624)	$(3,623)
Income tax expense (benefit)	76	106	280	268
Interest expense	254	288	753	967
Depreciation and amortization	1,531	1,540	4,826	5,191

EBITDA	$(59)	$1,088	$1,235	$2,803
Stock-based compensation	225	97	583	309
Executive disability benefits	650	—	650	—
Vendor settlement and other legal matters	36	—	319	—

ADJUSTED EBITDA	$852	$1,185	$2,787	$3,112

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

NET LOSS	$(1,920)	$(846)	$(4,624)	$(3,623)
Stock-based compensation	225	97	583	309
Amortization of identifiable intangible assets	35	26	105	79
Executive disability benefits	650	—	650	—
Vendor settlement and other legal matters	36	—	319	—

NON-GAAP NET LOSS	$(974)	$(723)	$(2,967)	$(3,235)

NET LOSS PER SHARE:
Basic and Diluted	$(0.16)	$(0.09)	$(0.42)	$(0.36)

NON-GAAP NET LOSS Per Share:
Basic and Diluted	$(0.08)	$(0.07)	$(0.27)	$(0.33)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(In Thousands, Except Share Data)

	September 30,	December 31,
	2010	2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$18,784	$14,812
Restricted cash	1,656	2,096
Accounts receivable, net of allowance for doubtful accounts of $914 and
$973 at September 30, 2010 and December 31, 2009, respectively	33,947	39,861
Inventories, net of reserves of $1,812 and $2,016 at September 30, 2010 and
December 31, 2009, respectively	37,638	37,949
Other receivables	12,847	11,605
Prepaid expenses and other current assets	4,067	4,170

Total current assets	108,939	110,493

PROPERTY AND EQUIPMENT, net	9,300	10,314
IDENTIFIABLE INTANGIBLES	687	805
GOODWILL	3,602	3,602
OTHER ASSETS	1,962	2,555

Total assets	124,490	127,769

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$18,452	$19,179
Trade accounts payable	47,778	53,642
Deferred revenue	5,313	5,164
Accrued expenses	16,165	13,180

Total current liabilities	87,708	91,165

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	1,219	3,348
OTHER LIABILITIES	3,549	3,903

Total liabilities	92,476	98,416

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 37,300,000 shares authorized; 12,255,064 and 9,952,164 shares issued at September 30, 2010 and December 31, 2009, respectively; and 12,236,703 and 9,933,803 outstanding as of September 30, 2010 and December 31, 2009, respectively	12	10
Additional paid-in capital	101,004	93,152
Accumulated deficit	(70,587)	(65,963)
Accumulated other comprehensive income	1,670	2,239
Treasury stock at cost, 18,361 shares	(85)	(85)

Total shareholders’ equity	32,014	29,353

Total liabilities and shareholders’ equity	$124,490	$127,769

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended September 30, 2010
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$39,092	$16,632	$—	$55,724
Service fee revenue	16,402	—	—	—	16,402
Service fee revenue — affiliate	1,484	—	—	(1,484)	—
Pass-thru revenue	7,843	—	—	(1)	7,842

Total revenues	25,729	39,092	16,632	(1,485)	79,968

COSTS OF REVENUES:
Cost of product revenue	—	36,233	15,343	—	51,576
Cost of service fee revenue	12,543	—	—	(562)	11,981

Cost of pass-thru revenue	7,843	—	—	(1)	7,842

Total costs of revenues	20,386	36,233	15,343	(563)	71,399
Gross profit	5,343	2,859	1,289	(922)	8,569
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,318	1,896	1,867	(922)	10,159

Income (loss) from operations	(1,975)	963	(578)	—	(1,590)
INTEREST EXPENSE (INCOME), NET	(63)	313	4	—	254

Income (loss) before income taxes	(1,912)	650	(582)	—	(1,844)
INCOME TAX PROVISION (BENEFIT)	(139)	207	8	—	76

NET INCOME (LOSS)	$(1,773)	$443	$(590)	$—	$(1,920)

NON-GAAP NET INCOME (LOSS)	$(898)	$443	$(519)	$—	$(974)

EBITDA	$(542)	$970	$(487)	$—	$(59)

ADJUSTED EBITDA	$333	$970	$(451)	$—	$852

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,773)	$443	$(590)	$—	$(1,920)
Income tax expense (benefit)	(139)	207	8	—	76
Interest expense (income)	(63)	313	4	—	254
Depreciation and amortization	1,433	7	91	—	1,531

EBITDA	$(542)	$970	$(487)	$—	$(59)
Stock-based compensation	225	—	—	—	225
Executive disability benefits	650	—	—	—	650
Vendor settlement and other legal matters	—	—	36	—	36

ADJUSTED EBITDA	$333	$970	$(451)	$—	$852

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,773)	$443	$(590)	$—	$(1,920)
Stock-based compensation	225	—	—	—	225
Amortization of intangible assets	—	—	35	—	35
Executive disability benefits	650	—	—	—	650
Vendor settlement and other legal matters	—	—	36	—	36

NON-GAAP NET INCOME (LOSS)	$(898)	$443	$(519)	$—	$(974)

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Nine Months Ended September 30, 2010
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$128,142	$52,940	$—	$181,082
Service fee revenue	48,948	—	—	—	48,948
Service fee revenue — affiliate	4,921	—	—	(4,921)	—
Pass-thru revenue	20,682	—	—	(20)	20,662

Total revenues	74,551	128,142	52,940	(4,941)	250,692

COSTS OF REVENUES:
Cost of product revenue	—	119,039	48,441	—	167,480
Cost of service fee revenue	37,215	—	—	(1,793)	35,422
Cost of pass-thru revenue	20,682	—	—	(20)	20,662

Total costs of revenues	57,897	119,039	48,441	(1,813)	223,564

Gross profit	16,654	9,103	4,499	(3,128)	27,128
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	21,388	6,260	6,199	(3,128)	30,719

Income (loss) from operations	(4,734)	2,843	(1,700)	—	(3,591)
INTEREST EXPENSE (INCOME), NET	(178)	916	15	—	753

Income (loss) before income taxes	(4,556)	1,927	(1,715)	—	(4,344)
INCOME TAX PROVISION (BENEFIT)	(421)	659	42	—	280

NET INCOME (LOSS)	$(4,135)	$1,268	$(1,757)	$—	$(4,624)

NON-GAAP NET INCOME (LOSS)	$(2,902)	$1,268	$(1,333)	$—	$(2,967)

EBITDA	$(214)	$2,864	$(1,415)	$—	$1,235

ADJUSTED EBITDA	$1,019	$2,864	$(1,096)	$—	$2,787

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(4,135)	$1,268	$(1,757)	$—	$(4,624)
Income tax expense (benefit)	(421)	659	42	—	280
Interest expense (income)	(178)	916	15	—	753
Depreciation and amortization	4,520	21	285	—	4,826

EBITDA	$(214)	$2,864	$(1,415)	$—	$1,235
Stock-based compensation	583	—	—	—	583
Executive disability benefits	650	—	—	—	650
Vendor settlement and other legal matters	—	—	319	—	319

ADJUSTED EBITDA	$1,019	$2,864	$(1,096)	$—	$2,787

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(4,135)	$1,268	$(1,757)	$—	$(4,624)
Stock-based compensation	583	—	—	—	583
Amortization of intangible assets	—	—	105	—	105
Executive disability benefits	650	—	—	—	650
Vendor settlement and other legal matters	—	—	319	—	319

NON-GAAP NET INCOME (LOSS)	$(2,902)	$1,268	$(1,333)	$—	$(2,967)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of September 30, 2010
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$16,014	$2,622	$148	$—	$18,784
Restricted cash	777	666	213	—	1,656
Accounts receivable, net	15,857	16,601	2,020	(531)	33,947
Inventories, net	—	33,208	4,430	—	37,638
Other receivables	—	12,183	664	—	12,847
Prepaid expenses and other current assets	2,391	1,483	193	—	4,067

Total current assets	35,039	66,763	7,668	(531)	108,939

PROPERTY AND EQUIPMENT, net	8,996	30	274	—	9,300
NOTES RECEIVABLE FROM AFFILIATES	21,945	—	—	(21,945)	—
INVESTMENT IN AFFILIATES	(2,179)	—	—	2,179	—
IDENTIFIABLE INTANGIBLES	344	—	343	—	687
GOODWILL	—	—	3,602	—	3,602
OTHER ASSETS	1,760	—	202	—	1,962

Total assets	65,905	66,793	12,089	(20,297)	124,490

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,139	$10,278	$35	$—	$18,452
Trade accounts payable	4,575	37,876	5,858	(531)	47,778
Deferred revenue	4,441	—	872	—	5,313
Accrued expenses	9,195	5,956	1,014	—	16,165

Total current liabilities	26,350	54,110	7,779	(531)	87,708

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	1,114	—	105	—	1,219
NOTES PAYABLE TO AFFILIATES	—	4,255	17,690	(21,945)	—
OTHER LIABILITIES	3,549	—	—	—	3,549

Total liabilities	31,013	58,365	25,574	(22,476)	92,476

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	12	—	19	(19)	12
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	101,004	—	28,059	(28,059)	101,004
Retained earnings (accumulated deficit)	(67,694)	5,119	(41,563)	33,551	(70,587)
Accumulated other comprehensive income	1,655	2,309	—	(2,294)	1,670
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	34,892	8,428	(13,485)	2,179	32,014

Total liabilities and shareholders’ equity	$65,905	$66,793	$12,089	$(20,297)	$124,490

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended September 30, 2009
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$45,120	$20,593	$—	$65,713
Service fee revenue	13,118	—	—	—	13,118
Service fee revenue — affiliate	1,598	—	—	(1,598)	—
Pass-thru revenue	6,778	—	—	(2)	6,776

Total revenues	21,494	45,120	20,593	(1,600)	85,607

COSTS OF REVENUES:
Cost of product revenue	—	40,881	18,730	—	59,611
Cost of service fee revenue	10,295	—	—	(621)	9,674
Cost of pass-thru revenue	6,778	—	—	(2)	6,776

Total costs of revenues	17,073	40,881	18,730	(623)	76,061

Gross profit	4,421	4,239	1,863	(977)	9,546
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	6,797	2,076	2,102	(977)	9,998

Income (loss) from operations	(2,376)	2,163	(239)	—	(452)
INTEREST EXPENSE (INCOME), NET	(54)	333	9	—	288

Income (loss) before income taxes	(2,322)	1,830	(248)	—	(740)
INCOME TAX PROVISION (BENEFIT)	(508)	605	9	—	106

NET INCOME (LOSS)	$(1,814)	$1,225	$(257)	$—	$(846)

NON-GAAP NET INCOME (LOSS)	$(1,717)	$1,225	$(231)	$—	$(723)

EBITDA	$(931)	$2,171	$(152)	$—	$1,088

ADJUSTED EBITDA	$(834)	$2,171	$(152)	$—	$1,185

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,814)	$1,225	$(257)	$—	$(846)
Income tax expense (benefit)	(508)	605	9	—	106
Interest expense (income)	(54)	333	9	—	288
Depreciation and amortization	1,445	8	87	—	1,540

EBITDA	$(931)	$2,171	$(152)	$—	$1,088
Stock-based compensation	97	—	—	—	97

ADJUSTED EBITDA	$(834)	$2,171	$(152)	$—	$1,185

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,814)	$1,225	$(257)	$—	$(846)
Stock-based compensation	97	—	—	—	97
Amortization of intangible assets	—	—	26	—	26

NON-GAAP NET INCOME (LOSS)	$(1,717)	$1,225	$(231)	$—	$(723)

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Nine Months Ended September 30, 2009
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$135,720	$61,802	$—	$197,522
Service fee revenue	42,604	—	—	—	42,604
Service fee revenue — affiliate	5,393	—	—	(5,393)	—
Pass-thru revenue	16,815	—	—	(67)	16,748

Total revenues	64,812	135,720	61,802	(5,460)	256,874

COSTS OF REVENUES:
Cost of product revenue	—	124,816	55,930	—	180,746
Cost of service fee revenue	32,310	—	—	(1,904)	30,406
Cost of pass-thru revenue	16,815	—	—	(67)	16,748

Total costs of revenues	49,125	124,816	55,930	(1,971)	227,900

Gross profit	15,687	10,904	5,872	(3,489)	28,974
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	21,447	6,345	7,059	(3,489)	31,362

Income (loss) from operations	(5,760)	4,559	(1,187)	—	(2,388)
INTEREST EXPENSE (INCOME), NET	(135)	1,087	15	—	967

Income (loss) before income taxes	(5,625)	3,472	(1,202)	—	(3,355)
INCOME TAX PROVISION (BENEFIT)	(623)	873	18	—	268

NET INCOME (LOSS)	$(5,002)	$2,599	$(1,220)	$—	$(3,623)

NON-GAAP NET INCOME (LOSS)	$(4,693)	$2,599	$(1,141)	$—	$(3,235)

EBITDA	$(850)	$4,585	$(932)	$—	$2,803

ADJUSTED EBITDA	$(541)	$4,585	$(932)	$—	$3,112

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(5,002)	$2,599	$(1,220)	$—	$(3,623)
Income tax expense (benefit)	(623)	873	18	—	268
Interest expense (income)	(135)	1,087	15	—	967
Depreciation and amortization	4,910	26	255	—	5,191

EBITDA	$(850)	$4,585	$(932)	$—	$2,803
Stock-based compensation	309	—	—	—	309

ADJUSTED EBITDA	$(541)	$4,585	$(932)	$—	$3,112

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(5,002)	$2,599	$(1,220)	$—	$(3,623)
Stock-based compensation	309	—	—	—	309
Amortization of intangible assets	—	—	79	—	79

NON-GAAP NET INCOME (LOSS)	$(4,693)	$2,599	$(1,141)	$—	$(3,235)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of December 31, 2009
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,698	$2,628	$2,486	$—	$14,812
Restricted cash	732	1,137	227	—	2,096
Accounts receivable, net	19,499	18,764	1,719	(121)	39,861
Inventories, net	—	33,577	4,372	—	37,949
Other receivables	49	11,556	—	—	11,605
Prepaid expenses and other current assets	2,515	1,575	80	—	4,170

Total current assets	32,493	69,237	8,884	(121)	110,493

PROPERTY AND EQUIPMENT, net	9,900	54	360	—	10,314
NOTES RECEIVABLE FROM AFFILIATES	20,845	—	—	(20,845)	—
INVESTMENT IN AFFILIATES	(149)	—	—	149	—
IDENTIFIABLE INTANGIBLES	383	—	422	—	805
GOODWILL	—	—	3,602	—	3,602
OTHER ASSETS	2,244	—	311	—	2,555

Total assets	65,716	69,291	13,579	(20,817)	127,769

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,770	$10,374	$35	$—	$19,179
Trade accounts payable	8,396	38,753	6,614	(121)	53,642
Deferred revenue	3,948	—	1,216	—	5,164
Accrued expenses	7,046	4,701	1,433	—	13,180

Total current liabilities	28,160	53,828	9,298	(121)	91,165

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,208	—	140	—	3,348
NOTES PAYABLE TO AFFILIATES	—	5,005	15,840	(20,845)	—
OTHER LIABILITIES	3,880	—	23	—	3,903

Total liabilities	35,248	58,833	25,301	(20,966)	98,416

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	10	—	19	(19)	10
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	93,152	—	28,059	(28,059)	93,152
Retained earnings (accumulated deficit)	(64,828)	6,781	(39,805)	31,889	(65,963)
Accumulated other comprehensive income	2,219	2,677	5	(2,662)	2,239
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	30,468	10,458	(11,722)	149	29,353

Total liabilities and shareholders’ equity	$65,716	$69,291	$13,579	$(20,817)	$127,769

eCOST.com, Inc.
Selected Operating Data

	Three Months Ended
	September 30,
	2010	2009

Total Customers (1)	2,173,542	2,006,689

Active Customers (2)	208,582	224,297

New Customers (3)	33,230	37,079

Number of Orders (4)	53,652	74,770

Average Order Value (5)	$300	$271

Advertising Expense (6)	$192,950	$216,475

Cost to Acquire a New Customer	$5.81	$5.84

(1)	Total customers have been calculated as the cumulative number of customers for which orders have been taken from eCOST.com’s inception to the end of the reported period.

(2)	Active customers consist of the approximate number of customers who placed orders during the 12 months prior to the end of the reported period.

(3)	New Customers represent the number of persons that established a new account and placed an order during the reported period.

(4)	Number of orders represents the total number of orders shipped during the reported period (not reflecting returns).

(5)	Average order value has been calculated as gross sales divided by the total number of orders during the period presented. The impact of returns is not reflected in average order value.

(6)	Advertising expense includes the total dollars spent on advertising during the reported period, including internet, direct mail, print and e-mail advertising, as well as customer list enhancement services.
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